Registration No. 333-183959

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to Form S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ROCKWOOD HOLDINGS, INC.*
(Exact name of registrant as specified in its charter)

Delaware	52-2277366
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

451 Florida Street, Baton Rouge, Louisiana 70801
(Address of registrant’s principal executive office)

(225) 388-8011
(Registrant’s telephone number)

Karen G. Narwold
President, Treasurer and Secretary
Rockwood Holdings, Inc.
451 Florida Street, Baton Rouge, Louisiana 70801
Telephone:  (225) 388-8011
(Name, address, including zip code, and telephone number, including area code, of agent for service)

with a copy to:

Lisa L. Jacobs
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Telephone:  (212) 848-4000

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement as determined by the registrant.

______________
*  The co-registrants listed on the “Table of Additional Registrants” below are also included in this Post-Effective Amendment No. 1 to Form S-3 Registration Statement as additional registrants.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANTS

The following direct and indirect subsidiaries of Rockwood Holdings, Inc. are co-registrants under this registration statement.

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Chemetall Corporation	Delaware	22-3140731	675 Central Avenue, New Providence, NJ 07974	(908) 508-2122
Chemetall US, Inc. (F/K/A Oakite Products, Inc.)	Delaware	13-3218362	675 Central Avenue, New Providence, NJ 07974	(908) 464-6900
Excalibur Realty Company	Delaware	26-0787531	100 Overlook Center, Princeton, NJ 08540	(609) 514-0300
Foote Chile Holding Company	Delaware	84-1468876	348 Holiday Inn Drive, Kings Mountain, NC 28086	(704) 739-2501
Pool Spa Holdings, Inc. (F/K/A Advantis Technologies, Inc.)	Delaware	58-2206931	c/o C T Corporation System, 1209 Orange Street, Wilmington, DE 19801	(609) 514-0300
Rockwood Lithium Inc. (F/K/A Chemetall Foote Corp.)	Delaware	51-0380781	348 Holiday Inn Drive, Kings Mountain, NC 28086	(704) 739-2501
Rockwood Specialties LLC (F/K/A Rockwood Specialties Inc.)	Delaware	22-2269008	100 Overlook Center, Princeton, NJ 08540	(609) 514-0300
Rockwood Specialties Group, Inc.	Delaware	52-2277390	100 Overlook Center, Princeton, NJ 08540	(301) 470-3366
Excalibur II Realty Company (F/K/A Southern Color N.A., Inc.)	Delaware	36-4521192	7 Swisher Drive, Cartersville, GA 30120	(770) 386-4766

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3ASR (Registration No. 333-183959) (the “Registration Statement”) filed by Rockwood Holdings, Inc. and each of the additional registrants set forth in the “Table of Additional Registrants” above (together, the “Registrants”) on September 18, 2012 with the Securities and Exchange Commission (the “SEC”) registering the offer and sale of an indeterminate principal amount of debt securities and guarantees, which became effective immediately upon filing.

The Registrants previously sold $1,250,000,000 of 4.625% Senior Notes due 2020 issued by Rockwood Specialties Group, Inc. and guaranteed at issue by the other Registrants under the Registration Statement. The Registrants hereby file this Post-Effective Amendment No. 1 to deregister all remaining unsold debt securities and guarantees under the Registration Statement, such deregistration being in accordance with an undertaking made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Karen G. Narwold
Karen G. Narwold
President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	President, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

CHEMETALL CORPORATION

By:	/s/ Karen G. Narwold
Karen G. Narwold Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Ronald J. Felber	President and Director (Principal Executive Officer)	January 23, 2015
Ronald J. Felber

/s/ Kevin Filipski	Vice President, Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Kevin Filipski

/s/ Karen G. Narwold	Secretary and Director	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

CHEMETALL US, INC.

By:	/s/ Ronald J. Felber
Ronald J. Felber President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Ronald J. Felber	President and Director (Principal Executive Officer)	January 23, 2015
Ronald J. Felber

/s/ Kevin Filipski	Senior Vice President, Finance, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Kevin Filipski

/s/ Joris Merckx	Director	January 23, 2015
Joris Merckx

/s/ Karen G. Narwold	Director	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

EXCALIBUR REALTY COMPANY

By:	/s/ Karen G. Narwold
Karen G. Narwold President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	President, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

/s/ Michael W. Valente	Assistant Secretary and Director	January 23, 2015
Michael W. Valente

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

FOOTE CHILE HOLDING COMPANY

By:	/s/ Karen G. Narwold
Karen G. Narwold Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Ronald A. France	President and Director (Principal Executive Officer)	January 23, 2015
Ronald A. France

/s/ Karen G. Narwold	Treasurer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ John D. Groves	Director	January 23, 2015
John D. Groves

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

POOL SPA HOLDINGS, INC.

By:	/s/ Karen G. Narwold
Karen G. Narwold President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	President, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

/s/ Michael W. Valente	Assistant Secretary and Director	January 23, 2015
Michael W. Valente

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

ROCKWOOD LITHIUM INC.

By:	/s/ Karen G. Narwold
Karen G. Narwold Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ John A. Mitchell	President – Lithium North America (Principal Executive Officer)	January 23, 2015
John A. Mitchell

/s/ Ronald A. France	Chief Financial Officer – Lithium North America (Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Ronald A. France

/s/ Steffen Haber	Director	January 23, 2015
Steffen Haber

/s/ Marcus Brune	Director	January 23, 2015
Marcus Brune

/s/ Karen G. Narwold	Treasurer, Secretary and Director	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

ROCKWOOD SPECIALTIES LLC (F/K/A ROCKWOOD SPECIALTIES INC.)

By:	/s/ Karen G. Narwold
Karen G. Narwold Chief Executive Officer, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	Chief Executive Officer, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ Karen G. Narwold	President, Secretary and Treasurer of Rockwood Specialties Group, Inc., sole member of Rockwood Specialties LLC	January 23, 2015
Karen G. Narwold

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Karen G. Narwold
Karen G. Narwold President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	President, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Assistant Secretary and Director	January 23, 2015
Steven L. Bray

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 23rd of January, 2015.

EXCALIBUR II REALTY COMPANY (F/K/A SOUTHERN COLOR N.A., INC.)

By:	/s/ Karen G. Narwold
Karen G. Narwold President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Karen G. Narwold	President, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	January 23, 2015
Karen G. Narwold

/s/ Steven L. Bray	Director	January 23, 2015
Steven L. Bray